EXHIBIT 99.2
                                                                    ------------



                          NOTICE OF GUARANTEED DELIVERY

                                SPECTRASITE, INC.

                                OFFER TO EXCHANGE
  $200,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS 8 1/4% SENIOR NOTES DUE 2010,
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR A LIKE AGGREGATE PRINCIPAL AMOUNT OF ITS 8 1/4% SENIOR NOTES DUE 2010

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of SpectraSite, Inc. (the "Company") made pursuant to the prospectus dated _________, 2003 (the "Prospectus"), if any certificates for the outstanding $200,000,000 aggregate principal amount of its 8 1/4% Senior Notes due 2010 (the "Initial Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender the Initial Notes pursuant to the Exchange Offer, a completed, signed and dated letter of transmittal (the "Letter of Transmittal") (or facsimile thereof), must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Initial Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Letter of Transmittal.

                                  DELIVERY TO:

                              The Bank of New York
                                 EXCHANGE AGENT

  BY REGISTERED OR CERTIFIED MAIL:                      BY FACSIMILE:
        The Bank of New York                   (for eligible institutions only)
     Corporate Trust Operations                         (212) 298-1915
        Reorganization Unit
    101 Barclay Street - 7 East                     CONFIRM BY TELEPHONE:
      New York, New York 10286                          (212) 815-6331
   Attention: Santino Ginocchietti

   BY OVERNIGHT COURIER OR HAND:
        The Bank of New York
        Reorganization Unit
    101 Barclay Street - 7 East
      New York, New York 10286
   Attention: Santino Ginocchietti


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Procedures for Tendering Initial Notes--Guaranteed Delivery Procedure" section of the Prospectus.

Principal Amount of Initial Notes
Tendered(1)

$____________________________________

Certificate Nos. (if available):

_____________________________________


                                          If Initial Notes will be delivered by
Total Principal Amount Represented by     book-entry transfer to The Depository
Initial Notes Certificate(s):             Trust Company, provide account number.

$_____________________________________            ______________________________


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ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE

X_____________________________________            ______________________________

X_____________________________________            ______________________________
Signature(s) of Owner(s) or Authorized                         Date

Area Code and Telephone Number: ______________


     Must be signed by the holder(s) of Initial Notes as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.



--------
(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
                  -------------------------------------------------------------

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Capacity:
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Address(es):
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
                                                                               4


                                    GUARANTEE

         The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Initial Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

--------------------------------------     --------------------------------------------
Name of Firm                                           Authorized Signature


--------------------------------------     --------------------------------------------
Address                                                        Title

                                           Name:
--------------------------------------          ---------------------------------------
                          Zip Code                    (Please Type or Print)

Area Code and Tel. No.                     Dated:
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


NOTE: DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.